Exhibit 13.1

CERTIFICATION
PURSUANT TO 18 USC. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alan J. Murray, as Chief Executive of Hanson plc (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the accompanying Annual Report on Form 20-F for the period ending December 31, 2005 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 1, 2006	By:	/s/ Alan J. Murray
	Name:	Alan J. Murray
	Title:	Chief Executive

A signed original of this written statement has been provided to Hanson plc and will be retained by Hanson plc and furnished to the Securities and Exchange Commission or its staff upon request.